UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2015

CoBiz Financial Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 312-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Underwriting Agreement

CoBiz Financial Inc. (the “Company”) has entered into an Underwriting Agreement, dated June 22, 2015 (the “Underwriting Agreement) with J.P. Morgan Securities LLC and Keefe, Bruyette & Woods, Inc. (collectively, the “Underwriters”), pursuant to which the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $60,000,000 aggregate principal amount of the Company’s 5.625% Fixed to Floating Rate Subordinated Notes due June 25, 2030 (the “Notes”). The Company has made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Company’s Registration Statement on Form S-3 (File No. 333-190361) (the “Registration Statement”) related to the offering. The Company also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Underwriting Agreement on June 25, 2015, subject to the satisfaction of customary closing conditions.

The Indenture

The Notes will be created and established under, and the terms and conditions thereof will be established in accordance with, the subordinated debt indenture to be dated June 25, 2015 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as amended and supplemented by a first supplemental indenture to be dated June 25, 2015 (the “First Supplemental Indenture” and together with the Base Indenture as amended and supplemented by the First Supplemental Indenture, the “Indenture”). The terms of the Notes are as set forth in the Indenture, which will govern the Notes.

The Notes

Unless previously redeemed, the Notes will bear interest (i) from, and including, June 25, 2015 to, but excluding, June 25, 2025 at a fixed-rate equal to 5.625% per year, and (ii) from, and including, June 25, 2025 to June 25, 2030, the stated maturity date, at a floating rate equal to the three-month LIBOR determined on the determination date of the applicable interest period plus 317 basis points. Interest on the Notes will be payable on June 25 and December 25 of each year, commencing December 25, 2015, through June 25, 2025, and thereafter March 25, June 25, September 25 and December 25 of each year through the stated maturity date or earlier redemption date. The Notes are redeemable after June 25, 2025 and upon the occurrence of certain special events.

The Notes will be the Company’s unsecured, subordinated obligations and will rank:

•                                          junior in right of payment to all of the Company’s existing and future senior indebtedness (as defined in the Indenture);

•                                          equal in right of payment with all of the Company’s existing and future unsecured indebtedness the terms of which provide that such indebtedness ranks equally with promissory notes, bonds, debentures and other evidences of indebtedness of types that include the Notes; and

•                                          senior in right of payment to (1) the Company’s existing junior subordinated debentures underlying outstanding trust preferred securities and (2) any indebtedness the terms of which provide that such indebtedness ranks junior to promissory notes, bonds, debentures and other evidences of indebtedness of types that include the Notes.

In addition, the Notes will be effectively subordinated to all of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness, and will be effectively subordinated to all of the existing and future indebtedness, deposits and other liabilities and preferred equity of the Company’s current and future subsidiaries, including, without limitation, the Company’s bank subsidiary’s liabilities to its depositors, liabilities to general creditors and liabilities arising during the ordinary course or otherwise.

The foregoing summaries of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the Notes are not complete and are each qualified in their entirety by reference to the complete text of the Underwriting Agreement, the form of Base Indenture, the form of First Supplemental Indenture and the form of Subordinated Note, which are filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this Form 8-K and which are incorporated herein by reference in their entirety.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated in this Item 2.03 by reference.

Item 8.01 Other Events.

On June 22, 2015, the Company issued press releases announcing the launch of the offering and the pricing of the Notes.  Copies of the press releases are attached as Exhibit 99.1 (launch of the offering) and Exhibit 99.2 (pricing of the Notes).

In connection with the issuance and sale of the Notes, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the opinion of Sherman & Howard L.L.C. relating to the legality of the Notes to be sold by the Company in the offering (Exhibit 5.1); (ii) the consent of Sherman & Howard L.L.C. (Exhibit 23.1); and (iii) certain information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.3).

Item 9.01. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement dated June 22, 2015
4.1	Form of Subordinated Indenture, to be dated as of June 25, 2015
4.2	Form of First Supplemental Indenture, to be dated as of June 25, 2015
4.3	Form of Subordinated Note, to be dated as of June 25, 2015 (included in Exhibit 4.2)
5.1	Opinion of Sherman & Howard L.L.C.
23.1	Consent of Sherman & Howard L.L.C. (included in Exhibit 5.1)
99.1	Press Release dated June 22, 2015 (relating to launch of the offering)
99.2	Press Release dated June 22, 2015 (relating to pricing of the Notes)
99.3	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Financial Inc.
(Registrant)
Date:	June 25, 2015

\s\ Lyne Andrich
Lyne Andrich
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated June 22, 2015
4.1	Form of Subordinated Indenture, to be dated as of June 25, 2015
4.2	Form of First Supplemental Indenture, to be dated as of June 25, 2015
4.3	Form of Subordinated Note, to be dated as of June 25, 2015 (included in Exhibit 4.2)
5.1	Opinion of Sherman & Howard L.L.C.
23.1	Consent of Sherman & Howard L.L.C. (included in Exhibit 5.1)
99.1	Press Release dated June 22, 2015 (relating to launch of the offering)
99.2	Press Release dated June 22, 2015 (relating to pricing of the Notes)
99.3	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement